UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:

811-23447

ALPHA ALTERNATIVE ASSETS FUND

(Exact name of registrant as specified in charter)

1615 South Congress Avenue

Suite 103

Delray Beach, Florida 33445

(Address of principal executive offices) (Zip code)

Registrant’s Telephone Number, including Area Code: (949) 326-9796

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Date of fiscal year end: September 30

Date of reporting period: October 1, 2022 – September 30, 2023

Item 1. Report to Shareholders.

(a)

ALPHA GROWTH
MANAGEMENT

Alpha Alternatve Assets Fund

Annual Report | September 30, 2023

Table of Contents

Shareholder Letter	1
Portfolio Update	2
Portfolio of Investments	4
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Statement of Cash Flows	12
Financial Highlights	13
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	26
Additional Information	27
Privacy Policy	28
Trustees and Officers	30

Alpha Alternative Assets Fund	Shareholder Letter
September 30, 2023 (Unaudited)

Dear Shareholder,

Alpha Growth Management, LLC (“Alpha”) is pleased to provide the audited annual financial statements for the Alpha Alternative Assets Fund (the “Fund”) for the fiscal year that ended September 30, 2023.

Alpha took over as investment adviser in August 2022. Since then, Alpha embarked on a restructuring and repurposing that brought a change to the Fund’s overall strategy and changes to its business service providers to reduce costs and improve operational efficiencies. During this period, the Fund continued to pay a dividend of 5% and maintained liquidity to accommodate the share repurchases.

Additionally, Alpha has added a Class A share that is available to broker-dealers which expands the Fund’s distribution channels. The Class I shares continue to be offered through the registered investment advisor channels.

The exciting aspect of the change in strategic focus for the fund creates a unique opportunity for our shareholders and prospective investors to participate in esoteric asset classes. The esoteric asset class includes: structured settlement receivables, legal finance, life settlements, pharmaceutical and medical royalties.

Esoterics as an alternative can produce higher returns by avoiding price competition. Esoterics can provide a refuge from the wide swath of asset classes (conventional or unconventional), which share at their core an erosion of alpha via sophisticated and relentless competition. Without the pressure of competition driving prices up to (and even beyond) fair value, esoteric assets can be bought at prices below fair value.

To maintain its ability to provide a dividend and liquidity for repurchases, up to 15% of the Fund’s assets are in high yield short-term securities managed by Haven Asset Management, an experienced fund manager with over 20 years of experience in these types of investments.

Since the end of the fiscal year, we are pleased to report additional subscriptions that bring our assets under management to ~$19.5 million in November 2023. Alpha continues to deploy new capital into esoteric investment opportunities, further diversifying the Fund’s exposures.

A recent investment focused on a bond issued by an affiliate of a registered charitable foundation that receives life settlements as donations and uses the bond proceeds to fund the premiums for the life settlement. The Fund is pleased that its investment ultimately benefits the charitable work being done by the foundation. For more information on the Fund’s activity, the complete listing of the Fund’s investments can be found in the Schedule of Investments. We expect to continue our investment in these esoteric assets.

On behalf of everyone at Alpha, we thank you for your investment in the Fund. We are honored to be trusted stewards of your capital. We are excited about the year ahead and look forward to working with each of you.

Sincerely,

Gobind Sahney

Principal and Portfolio Manager

Annual Report | September 30, 2023	1

Alpha Alternative Assets Fund	Portfolio Update
September 30, 2023 (Unaudited)

Average Annual Total Returns (as of September 30, 2023)

	1 Year	3 Year	Since Inception*
Alpha Alternative Assets Fund - I	1.54%	-8.11%	-4.21%
Bloomberg Global Aggregate Index (a)	2.24%	-6.93%	-3.80%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (949)326-9796 or by visiting www.alphagrowthmgt.com.

*	Fund’s inception date is October 1, 2019.
(a)	The Bloomberg Global Aggregate Index is a flagship measure of global investment grade debt from multiple local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and fixed-rate bonds from both developed and emerging markets issuer.

Disclosures

Performance of $10,000 Initial Investment (as of September 30, 2023)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for the Fund was 6.36%, before fee waivers and expense reimbursement, and 1.99% after fee waiver and expense reimbursement, which was stated in the current prospectus. For

2	www.alphagrowthmgt.com

Alpha Alternative Assets Fund	Portfolio Update
September 30, 2023 (Unaudited)

the Fund’s current one year expense ratios, please refer to the Financial Highlights Section of this report. The Adviser and the Fund have entered into an operating expenses limitation agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least January 31, 2024, to pay or absorb the ordinary operating expenses of the Fund (excluding (i) interest expenses and dividends on short sales, and any fees and expenses incurred in connection with credit facilities including any commitment fees on borrowings, if any, obtained by the Fund; (ii) transaction costs and other expenses incurred in connection with the acquisition, financing, maintenance, and disposition of the Fund’s investments and prospective investments, including without limitation bank and custody fees, brokerage commissions, legal, data, consulting and due diligence costs, servicing and property management costs, collateral valuations, liquidation and custody costs; (iii) acquired fund fees and expenses; (iv) taxes; and (v) extraordinary expenses including but not limited to litigation costs) to the extent that its management fees plus applicable distribution and shareholder servicing fees and the Fund’s ordinary operating expenses would otherwise exceed, on a year-to-date basis, 1.50% per annum of the Fund’s average daily net assets.

Portfolio Composition (as a % of Net Assets)*

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

Annual Report | September 30, 2023	3

Alpha Alternative Assets Fund	Portfolio of Investments
September 30, 2023

		Value
	Shares	(Note 2)
PREFERRED STOCK (1.58%)
Financial (1.58%)
Annaly Capital 6.500%, Series G, Perp	88	$2,182
Annaly Capital Management, Inc., Series F 6.95%(a)	2,000	50,659
Citigroup Capital XIII, 3M CME TERM SOFR + 6.63(b)	250	7,333
Total Financial		60,174
TOTAL PREFERRED STOCK
(Cost $57,433)		60,174

	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (27.13%)
Mortgage Securities (27.13%)
Government National Mortgage Association
Series 2018-H04, 0.002%, 02/20/2068(b)(c)	1,545,970	54,243
Series 2019-H12, 0.008%, 06/20/2069(b)(c)	1,897,289	61,632
Series 2017-H10, 0.020%, 04/20/2067(b)(c)	749,853	19,536
Series 2015-H09, 0.023%, 04/20/2065(b)(c)	506,539	14,626
Series 2017-H25, 0.027%, 11/20/2067(b)(c)	1,095,773	39,774
Series 2016-H22, 0.030%, 10/20/2066(b)(c)	824,376	30,608
Series 2019-H18, 0.030%, 11/20/2069(b)(c)	1,332,395	60,717
Series 2017-H02, 0.031%, 01/20/2067(b)(c)(d)	406,228	16,049
Series 2019-H15, 0.031%, 09/20/2069(b)(c)	1,777,844	86,392
Series 2017-H16, 0.033%, 08/20/2067(b)(c)	1,165,460	37,878
Series 2019-H15, 0.035%, 07/20/2069(b)(c)	1,831,109	82,515
Series 2018-H01, 0.107%, 01/20/2068(b)(c)	1,061,657	64,038
Series 2016-H13, 0.117%, 04/20/2066(b)(c)	551,807	26,082
Series 2017-H20, 0.347%, 10/20/2067(b)(c)	1,137,749	58,333
Series 2017-H16, 0.479%, 08/20/2067(b)(c)	500,038	26,389
Series 2016-H16, 0.704%, 06/20/2066(b)(c)	743,340	26,011
Series 2015-H16, 0.724%, 07/20/2065(b)(c)	304,898	14,565
Series 2017-H22, 0.854%, 10/20/2067(b)(c)	386,183	28,234
Series 2013-H25, 1.082%, 08/20/2063(b)(c)	578,172	10,939
Series 2013-H13, 1.278%, 06/20/2063(b)(c)	1,232,134	42,189
Series 2014-H07, 1.417%, 05/20/2064(b)(c)	1,199,096	40,032

See Notes to Financial Statements.
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Alpha Alternative Assets Fund	Portfolio of Investments
September 30, 2023

	Principal Amount	Value (Note 2)
Mortgage Securities (continued)
Series 2014-H21, 1.476%, 10/20/2064(b)(c)	$854,041	$26,370
Series 2015-H25, 1.540%, 09/20/2065(b)(c)	525,283	14,455
Series 2013-H13, 1.563%, 05/20/2063(b)(c)	1,510,496	42,821
Series 2018-H07, 1.607%, 03/20/2068(b)(c)	335,705	10,391
Series 2016-H20, 1.615%, 09/20/2066(b)(c)	966,548	31,221
Series 2012-H27, 1.683%, 10/20/2062(b)(c)	234,025	6,873
Series 2016-H22, 1.798%, 10/20/2066(b)(c)	1,037,694	33,269
Series 2015-H23, 1.880%, 09/20/2065(b)(c)	697,381	28,780
Total Mortgage Securities		1,034,962

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $2,838,911)		1,034,962

CORPORATE BOND (54.07%)
Basic Materials (2.58%)
Freeport-McMoRan, Inc., Senior Unsecured 4.550%, 11/14/2024	100,000	98,280

Communications (2.11%)
AT&T, Inc., Senior Unsecured 3M CME TERM SOFR + 1.44161%, 06/12/2024(b)	24,000	24,142
Charter Communications Operating LLC / Charter
Communications Operating Capital, Senior Secured First Lien 3M CME TERM SOFR + 1.91161%, 02/01/2024(b)	56,000	56,194
Total Communications		80,336

Consumer, Cyclical (8.78%)
Delta Air Lines, Inc., Senior Unsecured 2.900%, 10/28/2024	100,000	96,202
Ford Motor Credit Co. LLC, Senior Unsecured 5.584%, 03/18/2024	200,000	198,933
General Motors Financial Co., Inc., Senior Unsecured
1D US SOFR + 0.62%, 10/15/2024(b)	9,000	8,974
1D US SOFR + 0.76%, 03/08/2024(b)	31,000	30,994
Total Consumer, Cyclical		335,103

See Notes to Financial Statements.
Annual Report | September 30, 2023	5

Alpha Alternative Assets Fund	Portfolio of Investments
September 30, 2023

	Principal Amount	Value (Note 2)
Consumer, Non-cyclical (5.72%)
General Mills, Inc., Senior Unsecured 3M CME TERM SOFR + 1.27161%, 10/17/2023(b)	$19,000	$19,005
Teva Pharmaceutical Finance Netherlands III BV, Senior Unsecured 6.000%, 04/15/2024	200,000	199,191
Total Consumer, Non-cyclical		218,196

Energy (3.29%)
Enbridge, Inc., Senior Unsecured SOFRINDX + 0.63%, 02/16/2024(b)	15,000	15,001
Occidental Petroleum Corp., Senior Unsecured
3.450%, 07/15/2024	10,000	9,812
6.950%, 07/01/2024	100,000	100,727
Total Energy		125,540

Financial Service Company (19.64%)
PCS Fund 1, L.P., 10.000%, 08/25/2028(d)	750,000	749,794

Financials (5.51%)
Aon Global, Ltd., Senior Unsecured 4.000%, 11/27/2023	55,000	54,764
Aspen Insurance Holdings, Ltd., Senior Unsecured 4.650%, 11/15/2023	30,000	29,917
Morgan Stanley, Senior Unsecured 1D US SOFR + 0.625%, 01/24/2025(b)	1,000	998
Wells Fargo & Co., Unsecured 4.480%, 01/16/2024	125,000	124,442
Total Financials		210,121

Technology (2.51%)
VMware, Inc., Senior Unsecured 1.000%, 08/15/2024	100,000	95,813

See Notes to Financial Statements.
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Alpha Alternative Assets Fund	Portfolio of Investments
September 30, 2023

	Principal Amount	Value (Note 2)
Utilities (3.93%)
Southern California Edison Co., Senior Secured First Lien SOFRINDX + 0.83%, 04/01/2024(b)	$150,000	$150,013

TOTAL CORPORATE BOND
(Cost $2,066,477)		2,063,196

			Value
	7 Day Yield	Shares	(Note 2)
SHORT TERM SECURITY (9.10%)
Money Market Funds
Fidelity Government Portfolio(e)	5.230%	347,048	347,048
			347,048
TOTAL SHORT TERM SECURITY
(Cost $347,048)			347,048

TOTAL INVESTMENTS (91.88%)
(Cost $5,309,869)			$3,505,380

OTHER ASSETS IN EXCESS OF LIABILITIES (8.12%)			309,843
NET ASSETS (100.00%)			$3,815,223

Investment Abbreviations:

SOFR- Secured Overnight Financing Rate

LIBOR Rate:

3M US SOFR - 3 Month SOFR as of September 30, 2023 was 5.39

(a)	Non-income producing security.

(b)	Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2023 is based on the reference rate plus the displayed spread as of the securities last reset date.

(c)	Interest-only security.

See Notes to Financial Statements.
Annual Report | September 30, 2023	7

Alpha Alternative Assets Fund	Portfolio of Investments
September 30, 2023

(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. Level 3 securities have been fair valued under procedures established by the Board of Trustees. The total value of these securities is $765,843, which represents 20.07% of total net assets of the Fund. Additional information on Level 3 assets can be found in Note 2. Significant Accounting Policies in the Notes to Financial Statements section.
(e)	Represents 7 day effective yield at September 30, 2023.

See Notes to Financial Statements.
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Alpha Alternative Assets Fund	Statement of Assets and Liabilities
September 30, 2023

ASSETS
Investments, at value	$3,505,380
Receivable for investments sold	395,000
Receivable due from advisor	181,704
Receivable for shares sold	12,376
Dividends and interest receivable	46,370
Prepaid expenses	19,062
Total assets	4,159,892

LIABILITIES
Payable for shares redeemed	206,652
Distributions payable	31,095
Payable for administration and accounting fees	33,252
Payable for Chief Compliance Officer fees	3,239
Payable for transfer agency fees	12,134
Payable to trustees	3,750
Payable for audit fees	29,500
Accrued expenses and other liabilities	25,047
Total liabilities	344,669
NET ASSETS	$3,815,223
Commitment and Contingencies (Note 6)

NET ASSETS CONSIST OF
Paid-in capital (Note 5)	$8,254,757
Accumulated loss	(4,439,534)
NET ASSETS	$3,815,223

INVESTMENTS, AT COST	$5,309,869

PRICING OF SHARES
Net Asset Value, offering and redemption price per share	$6.21
Shares of beneficial interest outstanding	614,721

See Notes to Financial Statements.
Annual Report | September 30, 2023	9

Alpha Alternative Assets Fund	Statement of Operations
For the Year Ended September 30, 2023

INVESTMENT INCOME
Dividends	$21,124
Interest	404,548
Other Income	450
Total investment income	426,122

EXPENSES
Advisory fees (Note 6)	65,959
Fund administrative fees	76,251
Transfer agent fees and expenses	70,913
Audit and tax fees	29,501
Registration fees	24,661
Custody fees	22,444
Trustees’ fees and expenses	26,166
Legal fees	47,030
Chief Compliance Officer fees	57,803
Insurance fees	19,868
Printing fees	21,715
Fund accounting fees	45,434
Miscellaneous fees	5,172
Total expenses	512,917
Advisory fees waived and other expenses absorbed (Note 6)	(407,387)
Net expenses	105,530
NET INVESTMENT INCOME	320,592

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(5,542)
Net change in unrealized depreciation on investments	(247,813)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(253,355)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$67,237

See Notes to Financial Statements.
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Alpha Alternative Assets Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
OPERATIONS
Net investment income	$320,592	$461,016
Net realized loss on investments	(5,542)	(2,624,213)
Net change in unrealized appreciation/(depreciation) on investments	(247,813)	80,464
Net increase/(decrease) in net assets resulting from operations	67,237	(2,082,733)

DISTRIBUTIONS
From distributable earnings	(327,985)	(1,146,608)
Net decrease in net assets from distributions	(327,985)	(1,146,608)

CAPITAL SHARE TRANSACTIONS
Net proceeds from shares sold	55,306	83,843
Reinvestment of distributions	178,978	544,524
Cost of shares redeemed	(854,082)	(3,648,469)
Net decrease from capital share transactions	(619,798)	(3,020,102)

Net decrease in net assets	(880,546)	(6,249,443)

NET ASSETS
Beginning of year	4,695,769	10,945,212
End of year	$3,815,223	$4,695,769

OTHER INFORMATION
Share Transactions
Shares sold	8,657	11,362
Shares reinvested	27,965	69,475
Shares redeemed	(134,007)	(529,242)
Net decrease in capital share transactions	(97,385)	(448,405)

See Notes to Financial Statements.
Annual Report | September 30, 2023	11

Alpha Alternative Assets Fund	Statement of Cash Flows
For the Year Ended September 30, 2023

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$67,237
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investments	(4,707,869)
Proceeds from disposition of investments	2,623,683
Amortization of premium and accretion of discount on investments	46,468
Net Sales of short-term investment securities	4,578,104
Net realized (gain)/loss on investments	5,542
Net change in unrealized (appreciation)/depreciation on investments	247,813
(Increase) decrease in assets:
Receivable due from adviser	(128,723)
Dividends and interest receivable	397
Prepaid expenses and other assets	(2,670)
Increase (decrease) in liabilities:
Accrued legal and audit fees payable	1
Accrued fund accounting and administration fees payable	21,830
Accrued trustees’ fees payable	2,003
Accrued chief compliance officer fee payable	(1,762)
Other payables and accrued expenses	(4,241)
Net cash provided by operating activities	2,747,813

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of shares	53,027
Cost of shares redeemed	(3,097,473)
Cash distributions paid	(117,912)
Net cash used in financing activities	(3,162,358)

NET DECREASE IN CASH FOR THE YEAR	(414,545)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	$414,545
CASH AND CASH EQUIVALENTS, END OF YEAR	$–

Non-cash financing activities not included herein consist of reinvestment of distributions of:	$178,978

See Notes to Financial Statements.
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Alpha Alternative Assets Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022		For the Year Ended September 30, 2021		For the Period Ended September 30, 2020*
NET ASSET VALUE, BEGINNING OF PERIOD	$6.59	$9.43		$10.25		$10.00
INCOME FROM OPERATIONS
Net investment income(a)	0.47	0.41		0.49		0.68
Net realized and unrealized gain/(loss) on investments	(0.37)	(2.25)		(0.81)		0.16
Total from investment operations	0.10	(1.84)		(0.32)		0.84

DISTRIBUTIONS
From net investment income	(0.46)	(0.44)		(0.50)		(0.59)
From net realized gain on investments	(0.02)	(0.56)		–		–
Total distributions	(0.48)	(1.00)		(0.50)		(0.59)

INCREASE/(DECREASE) IN NET ASSET VALUE	(0.38)	(2.84)		(0.82)		0.25
NET ASSET VALUE, END OF PERIOD	$6.21	$6.59		$9.43		$10.25
TOTAL RETURN(b)	1.54%	(21.00)%		(3.25	)%(c)	8.52%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$3,815	$4,696		$10,945		$10,542

RATIOS TO AVERAGE NET ASSETS
Expenses	11.67%	6.36%		5.66	%(d)(e)	7.99	%(d)
Expenses, after waiver	2.40%	1.99	%(f)	1.95	%(d)	1.95	%(d)
Net investment income, after waiver	7.29%	5.33%		4.95	%(d)	6.57	%(d)

PORTFOLIO TURNOVER RATE	95%	24%		132%		89%

See Notes to Financial Statements.
Annual Report | September 30, 2023	13

Alpha Alternative Assets Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

*	The Fund was organized with 10,000 shares of beneficial interest on August 29, 2019 for $100,000, which represents the seed investment made by the Principals of the Former Adviser. The Fund commenced operations on October 1, 2019.
(a)	Based on average shares outstanding for the period.
(b)	Total returns would have been lower had expenses not been waived by the investment advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or repurchase of Fund shares.
(c)	0.62% of the Fund’s total return consists of voluntary reimbursement by the adviser for tax expsense. Excluding this item, total return would have been (3.87)%
(d)	Ratio of brokerage fees to average net assets was less than 0.005%.
(e)	Includes tax expense. If this expense was excluded, the ratio of expenses to average net assets before fees wavied would have been 5.09%
(f)	Effective September 1, 2022, the Advisor has contractually agreed to limit the operating expenses to 2.40%. Prior to September 1, 2022, the Advisor had contractually agreed to limit the annual operating expenses to 1.95%.

See Notes to Financial Statements.
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Alpha Alternative Assets Fund	Notes to Financial Statements
September 30, 2023

1. ORGANIZATION

The Alpha Alternative Assets Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933 (the “Securities Act”) on May 9, 2019 and is authorized as a Delaware statutory trust. The Fund operates as an interval fund. Alpha Growth Management, LLC (“Alpha Growth”) serves as the investment adviser (the “Adviser”) of the Fund. Prior to September 1, 2022, A3 Financial Investments, LLC (“Previous Adviser”) served as the investment adviser of the Fund. The Fund’s investment objective is current income and long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable or otherwise not representative of market conditions at the time of the valuation determination, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. High yield bonds and notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

For equity securities and mutual funds that are traded on an exchange, the market price is the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Money market funds, representing short-term investments, are valued at their net assets value ("NAV").

Annual Report | September 30, 2023	15

Alpha Alternative Assets Fund	Notes to Financial Statements
September 30, 2023

The Investment Adviser has designated a valuation committee to oversee the funds valuation of the Fund's investment portfolio. Alpha Growth Management, LLC serves as the Investment Adviser.

When such prices or quotations are not available, or when the valuation designee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures utilized by the valuation designee.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

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Alpha Alternative Assets Fund	Notes to Financial Statements
September 30, 2023

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2023:

ALPHA ALTERNATIVE ASSETS FUND

Investments in Securities at Value(k)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Preferred Stock
Financial	$60,174	$–	$–	$60,174
Collateralized Mortgage
Obligations	–	1,018,913	16,049	1,034,962
Corporate Bond
Basic Materials	–	98,280	–	98,280
Communications	–	80,336	–	80,336
Consumer, Cyclical	–	335,103	–	335,103
Consumer, Non-cyclical	–	218,196	–	218,196
Energy	–	125,540	–	125,540
Financials	–	210,121	–	210,121
Financial Service Company	–	–	749,794	749,794
Technology	–	95,813	–	95,813
Utilities	–	150,013	–	150,013
Short Term Security	347,048	–	–	347,048
Total	$407,222	$2,332,315	$765,843	$3,505,380

Annual Report | September 30, 2023	17

Alpha Alternative Assets Fund	Notes to Financial Statements
September 30, 2023

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Asset Type	Balance as of October 1, 2022	Accrued Discount/ premium	Return of Capital	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of September 30, 2023		Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2023
Promissory
Notes	434,726	–	–	–	–	–	434,726	–	$–	$–		$–
Collateralized
Mortgage
Obligations	–	–	–	–	–	–	–	$16,049	–	$16,049	(a)	–
Corporate Bond	–	–	–	–	–	749,794	–	–	$–	$749,794		$–
	$434,726	$–	$–	$–	$–	$749,794	$434,726	$16,049	$–	$765,843		$–

(a)	Transferred from Level 2 to Level 3 because of a lack of observable market data, resulting from a decrease in market activity for the securities.

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of September 30, 2023.

		Valuation	Unobservable	Range of	Impact to Valuation from an Increase in
Investments	Fair Value	Technique	Inputs	Inputs	Input (1)
Collateralized Mortgage Obligations	$16,049	Market Analysis	Market Data	N/A	Increase
Corporate Bond	749,794	Income Approach	Collateral Control	N/A	Increase
	$765,843

(1)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Cash & Cash Equivalents: The Fund considers its investment in a Federal Deposit Insurance Corporation ("FDIC") insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

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Alpha Alternative Assets Fund	Notes to Financial Statements
September 30, 2023

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Limited Liquidity

Shares in the Fund provide limited liquidity since shareholders will not be able to redeem Shares on a daily basis. A shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Credit Risk

There is a risk that debt issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of a debt instrument by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a debt instrument and thereby in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the debt instrument. Default, or the market’s perception that an issuer is likely to default, could reduce the value of a debt instrument, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Market and Geopolitical Risk

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, climate change and climate related events, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made. As of and during the year ended

Annual Report | September 30, 2023	19

Alpha Alternative Assets Fund	Notes to Financial Statements
September 30, 2023

September 30, 2023, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state and local income tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Funds’ administrator has analyzed the Funds’ tax positions and has concluded that as of September 30, 2023, no provision for income tax is required in the Funds’ financial statements related to these tax positions.

As of and during the year ended September 30, 2023, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2023, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statement of Operations.

Distributions to Shareholders: The Fund normally pays dividends, if any, quarterly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its investment advisor has determined that doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Repurchase Offers

The Fund is a closed-end investment company structured as an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than 25% of the

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Alpha Alternative Assets Fund	Notes to Financial Statements
September 30, 2023

Fund’s Shares outstanding on the repurchase request deadline. If shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

3. TAX BASIS INFORMATION

Components of Distributable Earnings on a Tax Basis: As of September 30, 2023, the components of distributable earnings on a tax basis were as follows:

Accumulated capital losses	$(2,634,555)
Net unrealized depreciation on investments	(1,804,489)
Other cumulative effect of timing differences	(490)
Total	$(4,439,534)

As of September 30, 2023, permanent differences in book and tax accounting were reclassified. The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Fund	Paid-in Capital	Distributable earnings
Alpha Alternative Assets Fund	$(6,693)	$6,693

The tax character of distributions paid by the Fund for the fiscal year ended September 30, 2023, were as follows:

Distributions Paid From:

Ordinary Income	$325,273
Net long-term capital gains	2,712
Total distributions paid	$327,985

The tax character of distributions paid by the Fund for the fiscal year ended September 30, 2022, were as follows:

Distributions Paid From:

Ordinary Income	$1,040,778
Net long-term capital gains	105,830
Total distributions paid	$1,146,608

Annual Report | September 30, 2023	21

Alpha Alternative Assets Fund	Notes to Financial Statements
September 30, 2023

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2023, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes were as follows:

The Alpha Alternative
Assets Fund
Gross appreciation
(excess of value over tax cost)	$3,718
Gross depreciation
(excess of tax cost over value)	(1,808,207)
Net unrealized depreciation	$(1,804,489)
Cost of investments for income tax purposes	$5,309,869

There are no temporary differences.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Alpha Alternative Assets Fund	$184,681	$2,449,874

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the year ended September 30, 2023, were as follows:

	Purchases of	Proceeds From Sales of
Fund	Securities	Securities
Alpha Alternative Assets Fund	$4,707,869	$3,018,693

5. CAPITAL STOCK

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares. The minimum initial investment in the Fund by any investor is $100,000. However, there are no initial or subsequent investment minimums for accounts maintained by financial institutions (such as registered investment advisers and trusts) for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans (e.g., 401(k) or 457(b) retirement plans; (3) mutual fund platforms; and (4) consulting firms. In addition, there is no initial or subsequent investment minimum for Trustees or officers of the Fund, directors, officers and employees of the Adviser or Distributor or any of their affiliates. Minimum investment amounts may be waived in the discretion of the Fund or the Adviser. The

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Alpha Alternative Assets Fund	Notes to Financial Statements
September 30, 2023

Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use commercially reasonable efforts to sell the shares.

A substantial portion of the Fund’s investments will be illiquid. For this reason, the Fund is structured as a closed-end interval fund, which means that the shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. For each repurchase offer the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the shareholders’ desire for liquidity. A shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the shareholder’s purchase of the Shares.

Pursuant to Rule 23c-3 under the Investment Company Act, on a quarterly basis, the Fund offers to repurchase at NAV per share determined as of the close of regular trading on the New York Stock Exchange no later than the 14th day after the repurchase offer ends, or the next business day if the 14th day is not a business day. The results of the repurchase offers conducted for the year ended September 30, 2023 are as follows:

Commencement Date	November 16, 2022	February 17, 2023	May 16, 2023	August 15, 2023
Repurchase Request	December 16, 2022	March 17, 2023	June 16, 2023	September 15, 2023
Repurchase Pricing date	December 30, 2022	March 31, 2023	June 30, 2023	September 29, 2023

Net Asset Value as of Repurchase Offer Date	$6.45	$6.49	$6.34	$6.21
Amount Repurchased	$212,328	$224,122	$210,979	$206,653
Percentage of Outstanding Shares Repurchased	4.55%	4.93%	4.92%	5.18%

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Alpha Growth Management, LLC serves as the Fund’s investment adviser pursuant to a management agreement with the Fund that has an initial two-year term and is subject to annual renewal thereafter by the Fund’s Board of Trustees (the “Board”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is entitled to receive a monthly fee at the annual rate of 1.50% of the Fund’s average daily net assets (the “Advisory Fee”).

The Adviser and the Fund have entered into an operating expenses limitation agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least January 31, 2024, to pay or absorb the ordinary operating expenses of the Fund (excluding (i) interest expenses and dividends on short sales, and any fees and expenses incurred in connection with credit facilities including any commitment fees on borrowings, if any, obtained by the Fund; (ii)

Annual Report | September 30, 2023	23

Alpha Alternative Assets Fund	Notes to Financial Statements
September 30, 2023

transaction costs and other expenses incurred in connection with the acquisition, financing, maintenance, and disposition of the Fund’s investments and prospective investments, including without limitation bank and custody fees, brokerage commissions, legal, data, consulting and due diligence costs, servicing and property management costs, collateral valuations, liquidation and custody costs; (iii) acquired fund fees and expenses; (iv) taxes; and (v) extraordinary expenses including but not limited to litigation costs) to the extent that its management fees plus applicable distribution and shareholder servicing fees and the Fund’s ordinary operating expenses would otherwise exceed, on a year-to-date basis, 2.40% per annum of the Fund’s average daily net assets.

For the year ended September 30, 2023, the Adviser waived fees and reimbursed expenses totaling $407,387. For a period not to exceed three years from the date on which advisory fees are waived or Fund expenses were absorbed by the Adviser, the Adviser may recoup amounts waived or absorbed, provided it is able to effect such recoupment and remain in compliance with (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, and (b) the limitation on Fund expenses at the time of the recoupment. At September 30, 2023, the amount of these potentially recoverable expenses is $440,770 expiring on the dates below:

As of September 30 2023, the balance of recoupable expenses was as follows:

September 30, 2025	$33,383
September 30, 2026	$407,387
Total	$440,770

Administrator: Effective August 17, 2023, ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration, and will generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the year ended September 30, 2023, are disclosed in the Statement of Operations. ALPS is reimbursed by the Fund for certain out of pocket expenses. During the period between August 17, 2023 to September 30, 2023 Administrator fees totaled $17,671.

Prior to August 17, 2023, UMB Fund Services, Inc. served as the Fund's administrator.

Transfer Agent: Effective August 17, 2023, ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses. During the period between August 17, 2023 to September 30, 2023 transfer agent fees totaled $7,292.

Prior to August 17, 2023, UMB Fund Services, Inc. served as the fund transfer agent.

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Alpha Alternative Assets Fund	Notes to Financial Statements
September 30, 2023

Compliance Services: Effective August 17, 2023, ALPS provides services as the Fund’s Chief Compliance Officer to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses. During the period between August 17, 2023 to September 30, 2023 compliance service fees totaled $387.

Prior to August 17, 203, Foreside Fund Officer Services, LLC. The current Chief Compliance Officer is Ted Uhl.

Distribution: Effective August 17, 203, ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

Certain officers and a Trustee of the Fund are employees of the Adviser or affiliated with the Distributor.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as such exposure would involve future claims that may be made against the Trust that have not yet occurred.

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. On October 2, 2023 the Fund started offering Class A Shares.

Annual Report | September 30, 2023	25

Alpha Alternative Assets Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and

Board of Trustees of Alpha Alternative Assets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Alpha Alternative Assets Fund (the “Fund”) as of September 30, 2023, the related statements of operations and cash flows, the statement of changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). We have also audited the financial highlights for the period October 1, 2019 (commencement of operations) to September 30, 2020. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations and its cash flows, the changes in net assets, and the financial highlights for the year then ended and the financial highlights for the period October 1, 2019 to September 30, 2020, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended September 30, 2022, and September 30, 2021, were audited by other auditors whose report dated November 29, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and private issuers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania
November 29, 2023

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Alpha Alternative Assets Fund	Additional Information
September 30, 2023 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at 1-844-363-4898 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll-free) at 1-844-363-4898 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are also available upon request, without charge, by calling (toll-free) 1-781-283-8500 or by writing to Polen Capital Credit, LLC at 1075 Main Street, Suite 320, Waltham, MA 02

Annual Report | September 30, 2023	27

Alpha Alternative Assets Fund	Privacy Policy
September 30, 2023 (Unaudited)

WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●        Social Security number

●        Account transactions

●        Account balances

●        Transaction history

●        Wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions? Call (949) 326-9769 or visit fund website: https://funds.alphagrowthmgt.com/

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Alpha Alternative Assets Fund	Privacy Policy
September 30, 2023 (Unaudited)

Who is providing this notice?	Alpha Alternative Assets Fund
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

●      Open an account

●      Provide account information

●      Give us your contact information

●      Make deposits or withdrawals from your account

●      Make a wire transfer

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     Affiliates from using your information to market to you

●     Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.
DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

Annual Report | September 30, 2023	29

Alpha Alternative Assets Fund	Trustees and Officers
September 30, 2023 (Unaudited)

Following is information regarding the Trustees and officers of the Trust. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser are indicated in the table. The address of each Trustee and officer, unless otherwise indicated, is c/o Alpha Growth Management, 1290 Broadway, Suite 1000, Denver, Colorado 80203.

INDEPENDENT TRUSTEES***

				Number of
Name,				Portfolios in	Other
Year of	Position			Fund	Directorships
Birth	held with	Length of	Principal Occupation	Complex	Held by Trustee
and	Funds	Time	During Past 5 Years and	Overseen by	During Past
Address	or Trust	Served*	Other Information	Trustee**	5 Years
Kate Davis 1981	Trustee	September 2021	Director, Portfolio Management, Harrison Street Real Estate Capital LLC (2021 - Present); Principal, Radcliffe Capital LLC (2020); President and Portfolio Manager, Broadstone Real Estate Access Fund (2017 – 2020); Portfolio Manager and Head of Research & Operations, Resource America, Inc. (2013 – 2017).	1	None
Felix Rivera 1963	Trustee	September 2021	Managing Partner, Independent Channel Advisors, LLC (2011 – Present).	1	Advisors Preferred Trust; Centerstone Investors Trust
Patrick Seese 1971	Trustee	September 2021	Managing Director, Integris Partners (2008 – Present).	1	ALPS Series Trust

*	The term of office for each Trustee listed above will continue indefinitely.
**	The “Fund Complex” consists of the Fund.
***	An “Independent Trustee” is one who is not considered an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

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Alpha Alternative Assets Fund	Trustees and Officers
September 30, 2023 (Unaudited)

INTERESTED TRUSTEE

Number of
Name,				Portfolios in	Other
Year of	Position			Fund	Directorships
Birth	held with	Length of	Principal Occupation	Complex	Held by Trustee
and	Funds	Time	During Past 5 Years and	Overseen by	During Past
Address	or Trust	Served*	Other Information	Trustee**	5 Years
Christopher Shaw 1968	Trustee President and Principal Executive Officer	September 2021	Vice President and Managing Director, SS&C Technologies (2018 – Present); Operations Officer, DST Systems (1993 – 2018).	1	None

*	The term of office for each Trustee listed above will continue indefinitely.
**	The “Fund Complex” consists of the Fund.

Annual Report | September 30, 2023	31

Alpha Alternative Assets Fund	Trustees and Officers
September 30, 2023 (Unaudited)

OFFICERS

Number of
Name,				Portfolios in	Other
Year of	Position			Fund	Directorships
Birth	held with	Length of		Complex	Held by Trustee
and	Funds	Time	Principal Occupation	Overseen by	During Past
Address	or Trust	Served	During Past 5 Years	Trustee	5 Years
Ryan Johanson 1982	Treasurer and Principal Financial Officer	November 2023	Fund Controller, ALPS Fund Services, Inc. (2016 – Present).	N/A	N/A
Nicholas Adams 1983	Secretary	November 2023	Principal Legal Counsel, ALPS Fund Services, Inc. (Jan. 2022 – Present); Associate Attorney, Arnold, Newbold, Sollars and Hollins, P.C. (Jun. 2020 – Jan. 2022); Associate Attorney, Stanziola Estate Law (Jan. 2019 – Jun. 2020) Quality Assurance and Compliance Analyst; Empower Retirement (Jun. 2016 – Jan. 2019).	N/A	N/A
Daniel Wilson 1984	Assistant Secretary	November 2023	Senior Paralegal, ALPS Fund Services, Inc. (Aug. 2023 – Present); Paralegal, Janus Henderson Investors (Aug. 2018-May 2023).	N/A	N/A
Theodore J. Uhl 1974	Chief Compliance Officer	November 2023	Deputy Compliance Officer, ALPS Fund Services Inc. (2010 – Present).	N/A	N/A

32	www.alphagrowthmgt.com

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. Felix Rivera is qualified to serve as the audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for the fiscal year for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal year are $26,000 for 2023 and $26,000 for 2022.

Audit-Related Fees

(b)	The aggregate fees billed for the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $0 for 2022. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c)	The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,500 for 2023 and $3,500 for 2022.

All Other Fees

(d)	The aggregate fees billed for the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2023 and $0 for 2022.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor’s engagement.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last fiscal year of the registrant was $0 for 2023 and $0 for 2022.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item l(a) of this form.

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Alpha Alternative Assets Fund

Proxy Voting Policy and Procedures

The Fund has adopted a Proxy Voting Policy (the “Proxy Voting Policy”) used to determine how the Fund votes proxies relating to its portfolio securities. Under the Fund’s Proxy Voting Policy, the Fund has, subject to the oversight of the Fund’s Board, delegated to the Investment Adviser the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing its proxy voting record as required by Rule 30bl-4 under the 1940 Act (the “Proxy Duties”).

The Fund’s CCO shall ensure that the Investment Adviser has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Fund.

A.	General

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.	Delegation to the Investment Advisers

The Fund believes that the Investment Adviser is in the best position to make individual voting decisions for the Fund consistent with this Proxy Voting Policy. Therefore, subject to the oversight of the Board, the Investment Adviser is hereby delegated the following duties:

(1)	to make the proxy voting decisions for the Fund, in accordance with the Proxy Voting Policy of the Investment Adviser except as provided herein; and

(2)	to assist the Fund in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

(3)	Annually the Investment Adviser will provide to the Board a proxy voting report showing all proxies for the year.

The Board, including a majority of the Independent Trustees of the Board, must approve each Proxy Voting and Disclosure Policy of the Investment Adviser (the “Investment Adviser Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to the Investment Adviser Voting Policy no later than six (6) months after adoption by the Investment Adviser.

C.	Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Investment Adviser or an affiliated person of the Fund, or its investment adviser, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Proxy Voting Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Investment Adviser Voting Policy, provided such specific voting policy was approved by the Board.

D.	Preparation and Filing of Proxy Voting Record on Form N-PX

The Fund will annually file its complete proxy voting record with the SEC on Form N-PX.

The Administrator will be responsible for oversight and completion of the filing of the Fund’s reports on Form N-PX with the SEC. The Administrator will file Fonn N-PX for each twelve-month period ended June 30 and the filing for each year will be made with the SEC on or before August 31 of that year.

Adopted: November 21, 2023

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(l)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following biographical information about the members of Alpha Growth Management, LLC (the “Adviser”), and Haven Asset Management (Interval Funds) LLC (the “Sub-Adviser”) who are primarily responsible for the day-to-day portfolio management of the Alpha Alternative Assets Fund as of [ ], 2023:

Gobind Sahney

Mr. Sahney has served as portfolio manager of the Fund since September 2022. Mr. Sahney is a principal of the Adviser and Chairman and CEO of Alpha Growth PLC and Director of Alpha Longevity Management Limited, an investment management company regulated and licensed by the Financial Services Commission of the British Virgin Islands. He has performed at senior executive level within multiple organizations that specialize in distressed debt and discounted assets totaling in excess of $750m across North America, Europe and the UK. Prior to founding Alpha Growth PLC in 2015 Mr. Sahney was the Chairman of Stratmin Global Resources pie from 2011 to 2014. His involvement began with its investment and turnaround which consisted of £2 million in distressed assets. As Chairman, he organized and executed a turnaround through the liquidation of those assets and the identification and reverse takeover of a mining company and the associated multi-million pound fundraise. As principal of GO Services LLC, a multi-national distress debt asset manager, from 1998 to 2015, he has spoken as a subject matter expert on distressed debt and discounted asset investing at ACA International conferences in the US, and at Credit Services Association conferences in the UK. Mr. Sahney is a graduate of Babson College, Wellesley, Massachusetts, and holds a Bachelors degree in accounting and finance. He also served on the board of trustees of Babson College from 2001 to 2010.

Jason Sutherland

Mr. Sutherland has served as portfolio manager of the Fund since September 2022 and is the founder and Senior Partner of Citadel Legal Services LLC, and represents clients across North America, Europe and Asia, predominantly within the insurance backed assets industry. Additionally, since 2013, Mr. Sutherland has served as the Senior Vice President of Capital Markets and Senior Counsel for DRB Financial Solutions which is majority owned by the Blackstone Tactical Opportunities Group. Since joining DRB in 2015, Mr. Sutherland has negotiated and structured multiple warehousing facilities of up to $600m. He also launched the first ever AAA rated placements of mortality backed linked annuity receivables totaling $15lm. Mr. Sutherland recently ran $3bn of policies under the Lamington Road Fund in Dublin, Ireland which was acquired by Emergent Capital, ran Citadel’s London office at the same time, and was Managing Director of DLP funding group out of London under Peach Holdings LLC, with $ l .5bn under management. Prior to that Mr. Sutherland spent 12 years with the Peach Holdings Group, most recently as Managing Director of Legal and operations for Peachtree Asset Management based in London and Luxembourg, a Global leader in uncorrelated investments for institutional clients, where he obtained FCA approval, guiding the fundraising efforts, and coordinating with regulatory bodies in UK, US, Cayman Islands, Luxembourg and Ireland. Mr. Sutherland received his Juris Doctorate in Boston in 1999 and was subsequently admitted to the State Bar of Georgia. Mr. Sutherland is also a member of the New York Bar, United States Supreme Court, Georgia Supreme Court among others, and maintains an FCA CFl, CF3, CFlO and CFll.

Max Holmes

Mr. Holmes, the Chief Investment Officer of the Sub-Advisor, has a long record of investment experience, particularly in the fixed income markets, and has been previously associated with three registered investment advisors: (1) Jan 2002 to May 2005, Managing Director and portfolio manager at D. E. Shaw & Co., L.P., one of the largest hedge fund managers in the world, currently with $37.6 billion of AUM; (2) May 2005 to May 2012, Founder and Chief Investment Officer of Plainfield Asset Management LLC, with peak $5.4 billion of peak AUM (de-registered in good standing); and (3) March 2019 to May 2020, Chief lnvestment Officer of Haven Asset Management (Insurance) LLC (de-registered in good standing when the affiliated insurance company client was to be sold). Since January 2015, Mr. Holmes has been a Senior Advisor to American Industrial Partners, a private equity fund manager and registered investment advisor, currently with $8.0 billion of AUM. Mr. Holmes also previously held senior positions with RBC Capital Markets, Gleacher NatWest Inc. and Salomon Brothers Inc (in New York) and Drexel Burnham Lambert (in Beverly Hills, California). Mr. Holmes started his career as a practicing attorney with Vinson & Elkins (in Houston Texas). Mr. Holmes received a J.D. from Columbia Law School in 1984, an M.B.A. from Columbia Business School in 1984, and a B.A. from Harvard College in 1981. Since 1993, Max Holmes has taught “Bankruptcy and Reorganization” at Stem Graduate School of Business at New York University, where he remains an Adjunct Professor of Finance.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of lnterest

As of September 30, 2023, Messrs. Gobind Sahney, Jason Sutherland and Max Holmes managed the following other accounts:

Gobind Sahney	Number of Accounts	Total Assets	Number of Accounts Subject to Performance Fees	Total Assets Subject to Performance Fees (in millions)
Registered Investment Companies		$- million		$- million
Other Pooled Investment Vehicles	1	$41 million	1	$41 million
Other Accounts		$- million		$- million

Jason Sutherland	Number of Accounts	Total Assets	Number of Accounts Subject to Performance Fees	Total Assets Subject to Performance Fees (in millions)
Registered Investment Companies		$- million		$- million
Other Pooled Investment Vehicles		$- million		$- million
Other Accounts		$- million		$- million

Max Holmes	Number of Accounts	Total Assets	Number of Accounts Subject to Performance Fees	Total Assets Subject to Performance Fees (in millions)
Registered Investment Companies		$- million		$- million
Other Pooled Investment Vehicles		$- million		$- million
Other Accounts		$- million		$- million

Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any). Some of these service providers may be affiliated with the Adviser. The Adviser has adopted policies and procedures in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. These policies and procedures generally require that the Adviser distribute investment opportunities among client accounts in a fair and equitable manner (e.g., on a pro rata basis, relative to the size of the order) and seek best execution for securities transactions executed on the Fund’s behalf. Opportunities are generally allocated on the basis of capital available for such investments and other relevant factors particular to the accounts, including, but not limited to, investment restrictions, tax and U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), considerations and other regulatory considerations, risk parameters, existence of a pre-existing position, desire to avoid creation of odd lot positions, de minimis allocations, and other factors including the appropriate overall composition of each portfolio.

As a closed-end investment company, the Fund may be limited in its ability to invest in any portfolio company in which an affiliates’ other client has an investment. The Fund may also be limited in its ability to co-invest in a portfolio company with the Adviser or one or more of its affiliates. Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC. For additional information about conflicts of interest relevant to the Fund, see “Conflicts of lnterest” in the SAI.

(a)(3)	Compensation Structure of Portfolio Manager

Portfolio Manager Compensation

Alpha Growth Management:

The Portfolio Managers are paid on a total compensation basis, which includes: (i) fixed pay (base salary) and (ii) variable compensation. Fixed pay is the key and primary element of compensation for the majority of the Portfolio Managers and reflects the value of the individual’s role and function within the organization. It rewards factors that the Portfolio Manager brings to the organization such as skills and experience, while reflecting regional and divisional specifics. Fixed pay levels play a significant role in ensuring competitiveness of the Adviser in the labor market, thus benchmarking provides a valuable input when determining fixed pay levels. Variable compensation is a discretionary compensation element that enables the Adviser to provide an additional reward the Portfolio Managers, for their performance and behaviors and is designed to reward each individual for their role in producing positive results for the Fund. Variable compensation awards reflect each individual’s positive role in affecting the Fund and the Investment Adviser’s goals in achieving continuous, above average Fund performance relative to benchmarks and the market. Such compensation may be provided in the form of cash, equity awards, or stock options granted by the Investment Adviser’s parent company, Alpha Growth PLC.

The proportion of variable compensation delivered via a long-term incentive award, which is subject to performance and forfeiture provisions, will increase significantly as the amount of the variable compensation increases. In addition, additional forfeiture and claw back provisions, including complete forfeiture and claw back of variable compensation, may apply in certain circumstances. For key investment professionals, in particular, a portion of any long-term incentives will be in the form of notional investments aligned, where possible, to the funds they manage.

In general, the Adviser seeks to offer competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. To evaluate the Fund’s Portfolio Managers, in light of and consistent with the compensation principles set forth above, the Adviser reviews investment performance for all accounts managed in relation to the appropriate peer group universe with respect to a fund. The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining total compensation, the Adviser considers a number of quantitative, qualitative and other factors: (i) Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the appropriate peer group universe for a fund) are utilized to measure performance; (ii) Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review; and (iii) Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and “living the values” of the Fund) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Haven Asset (Interval Funds) Management:

The Portfolio Manager of Haven is the owner of the Sub-Adviser, and so the Portfolio Manager will be compensated through earnings and profits of the Sub-Adviser.

(a)(4)	Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Gobind Sahney	None
Jason Sutherland	None
Max Holmes	None

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item. The submission of shareholder proposals which require a vote of all shareholders will be handled in accordance with Rule l 4a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”). No such proposals were received.

Item 11. Controls and Procedures.

(a)	The registrant’s President (Principal Executive Officer) and Treasurer (Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule l 5d- l 5(b) under the Exchange Act.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	The Code of Ethics or any amendments thereto, that is subject to disclosure required by Item 2, are attached hereto as Exhibit 99.CODE ETH.

(a)(2)	The certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpha Alternative Assets Fund

By:	/s/ Gobind Sahney
Gobind Sahney
(President and Principal Executive Officer)

Date:	December 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Gobind Sahney
Gobind Sahney
(President and Principal Executive Officer)

Date:	December 8, 2023

By:	/s/ Jason Sutherland
Jason Sutherland
(Treasurer and Principal Financial Officer)

Date:	December 8, 2023